UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                             DATE OF REPORT
                            FEBRUARY 10, 2000

                      AMAZON NATURAL TREASURES, INC.
                    ----------------------------------
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   NEVADA
                              ----------------
               (STATE OR OTHER JURISDICTION OF INCORPORATION)

                     33-26109                   88-0460880
               -------------------          ------------------
             (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
                                             IDENTIFICATION NO.)


              4011 WEST OQUENDO UNIT C, LAS VEGAS NEVADA 89118
            ----------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                (702) 795-4333
                              ------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The auditor/client relationship between Amazon Natural Treasures, Inc. and Albright, Persing & Associates, Ltd. has ceased.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AMAZON NATURAL TREASURES, INC.
(Registrant)

Date: February 10, 2000
By: /s/ MICHAEL A. SYLVER

Michael A. Sylver
President